Exhibit 99.1

PRESS RELEASE

Sono Group N.V. Reports Third Quarter 2026 Results: Swings to Net Income in First Full Quarter as Only a Bitcoin Treasury Company

Q3 net income of $0.6 million versus a $1.4 million loss in Q3 2025, driven principally by Bitcoin treasury income and non-cash fair-value gains; G&A down 24%; shareholders to vote on proposed move to Delaware on December 11, 2026

LAND O’LAKES, FL, November 10, 2026 – Sono Group N.V. (Nasdaq: SSM) (hereafter referred to as “Sono” or the “Company”) today announced its financial results for the third quarter ended September 30, 2026 and the first nine months of 2026.

The third quarter was Sono’s first full quarter following the May 4, 2026 sale of its legacy solar business, and the first in which its results reflect its Bitcoin treasury strategy alone, which centers on holding Bitcoin and generating option premium income through an institutional covered-call framework with Blockchain.com. Net income for the quarter was $0.6 million, compared with a net loss of $1.4 million in the third quarter of 2025.

Q3 & Year-to-Date 2026 Financial Highlights

●	Net income: Net income of $0.6 million in Q3 2026, compared with a net loss of $1.4 million in Q3 2025. Income from operations was $0.1 million, compared with an operating loss of $0.8 million in Q3 2025. Basic and diluted net income per share were $0.32 and $0.00, respectively, with diluted net income per share reflecting the dilutive effect of Sono’s outstanding preferred shares and convertible debentures on an if-converted basis. For the first nine months of 2026, the Company reported a net loss of $5.1 million, compared with net income of $7.4 million in the prior-year period, which included a $12.4 million fair-value gain on predecessor convertible notes.

sonomotors.com/press
press@sonomotors.com

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●	Bitcoin treasury income: Q3 digital asset treasury income, net, was $0.7 million, consisting of a $1.5 million fair-value gain on Bitcoin holdings and $0.2 million of covered-call option income, net, partially offset by $1.0 million of losses on written covered calls exercised in the money and settled by delivery of Bitcoin. Because changes in the fair value of Bitcoin are recognized in earnings each period, results will fluctuate with the price of Bitcoin, and the Q3 fair-value gain is not necessarily indicative of future results. At September 30, 2026, the Company held 53.40 Bitcoin with a fair value of $4.4 million, all pledged as collateral to Blockchain.com to secure written covered call options.

●	Other income and expense: Q3 net income included a non-cash gain of $1.1 million from the remeasurement of embedded conversion derivative liabilities associated with the Company’s convertible debentures, and was reduced by $0.6 million of interest expense on the convertible debentures, including non-cash amortization of debt discount.

●	Leaner cost base: General and administrative expenses declined 24% to $0.6 million, from $0.8 million in Q3 2025. Following the sale of Sono Motors GmbH on May 4, 2026, there was no loss from discontinued operations in the quarter, compared with $1.1 million in Q3 2025.

Business Updates and Outlook

Proposed redomiciliation to Delaware will go to a shareholder vote in December 2026. On October 16, 2026, the U.S. Securities and Exchange Commission (the “SEC”) declared effective the amended registration statement on Form S-4 relating to the proposed change of the Company’s legal seat from the Netherlands, via Luxembourg, to the State of Delaware (the “Redomiciliation Transaction”). The management board and supervisory board believe the redomiciliation would simplify Sono’s corporate structure and reporting, reduce the cost and complexity of maintaining a non-U.S. parent company, align its corporate domicile with the U.S. base of its board members and most of its executive leadership, and bring the Company under Delaware’s well-established corporate governance framework. The Redomiciliation Transaction is structured to preserve shareholders’ existing economic and voting interests, and, if the Redomiciliation Transaction is completed, Sono expects the Class A common stock of the continuing Delaware entity to continue trading on the Nasdaq Capital Market under the symbol “SSM,” subject to the satisfaction of applicable Nasdaq requirements. Completion remains subject to shareholder approval at an extraordinary general meeting of Sono’s shareholders to be held on December 11, 2026 (the “Special Meeting”) for shareholders of record as of November 13, 2026; the proposals to be voted on, the boards’ recommendations and voting instructions are described in the definitive proxy statement/prospectus, dated October 16, 2026, filed by Sono Group S.à r.l. with the SEC.

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Sports One letter of intent. On August 31, 2026, Sono and Sports One announced a non-binding letter of intent for a proposed business combination. Under the letter of intent, Sports One’s existing equityholders would own a super-majority of the combined public company, which is expected to be renamed “Sports One.” Sports One was formed in 2026 to operate a sports intelligence business and intends to acquire and hold minority interests in professional sports teams, with a primary focus on the NBA, NFL, MLB and NHL franchises, subject to applicable league and team approvals. Concurrently with the entry into the letter of intent, a group of investors, including investors affiliated with Sports One, purchased 283,500 ordinary shares, representing 19.9% of the Company’s then-outstanding ordinary shares, in a registered direct offering at market price, with no discount and no warrant coverage. Each investor entered into a 180-day lock-up agreement with Sports One. As of the date of this release, the parties have not entered into a definitive agreement, and there can be no assurance that they will do so or that the proposed business combination will be completed on the terms or within the timeframe currently contemplated, or at all. Completion of the proposed business combination with Sports One is subject to, among other things, the negotiation and execution of definitive documentation, any required regulatory review, the receipt of shareholder approval (which would be sought separately and not at the December 11, 2026 Special Meeting), and the completion of the Redomiciliation Transaction.

Kevin McGurn, Managing Director and Chief Executive Officer, said: “Our first full quarter as a pure-play Bitcoin treasury company following the sale of our legacy solar business delivered net income on a leaner cost base compared to Q3 2025, with our treasury focused entirely on Bitcoin. We will keep executing our treasury strategy with discipline as we take the next steps, including the proposed redomiciliation to Delaware, which we believe would simplify our corporate structure and better position Sono to pursue future strategic opportunities.”

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As disclosed in the Company’s Quarterly Report on Form 10-Q, management has concluded that there is substantial doubt about the Company’s ability to continue as a going concern. At September 30, 2026, the Company had cash of $0.5 million and Bitcoin with a fair value of $4.4 million, and $5.05 million principal amount of convertible debentures outstanding, maturing between January and April 2027. Management plans to address the Company’s liquidity needs through further debt or equity financings, sales of a portion of its Bitcoin holdings and premium income from its covered-call program.

The full unaudited quarterly report on Form 10-Q for the period ended September 30, 2026, is available on the Company’s investor relations website at ir.sonomotors.com and filed with the U.S. Securities and Exchange Commission.

END

ABOUT SONO GROUP N.V.

Sono Group N.V. (Nasdaq: SSM) is a Netherlands-incorporated company listed on the Nasdaq Capital Market, currently operating as a digital asset treasury company. The Company's treasury strategy is centered on the acquisition of Bitcoin and the generation of structured yield through an institutional covered-call approach under an ISDA Master Agreement framework. For more information about Sono Group N.V., visit sonogroupnv.com. Follow us on social media: LinkedIn and X.

FORWARD-LOOKING STATEMENTS

This press release contains certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and other applicable securities laws. Such forward-looking statements include, but are not limited to, statements regarding the Company's treasury strategy, including its holding of Bitcoin and its covered-call program with Blockchain.com; the Company's liquidity, its plans to address its liquidity needs and its ability to continue as a going concern; the Company's convertible debentures maturing between January and April 2027; the proposed Redomiciliation Transaction to be considered at the Special Meeting, including its expected benefits and the expected continued trading of the Class A common stock on the Nasdaq Capital Market if the Redomiciliation Transaction is completed; the proposed business combination between Sports One and the Company, the anticipated execution of definitive transaction agreements, the expected timing and completion of

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the proposed Sports One combination, the expected structure and name of the combined company, and Sports One's business strategy including the proposed acquisition of minority interests in major sports franchises; and the Company's ability to pursue future strategic opportunities. Forward-looking statements generally may be identified by the use of words such as "anticipate," "believe," "contemplate," "continue," "could," "estimate," "expect," "forecast," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "seek," "should," "target," "will," "would," and similar expressions, although not all forward-looking statements contain these words. These forward-looking statements are based on current expectations, estimates, forecasts, assumptions, and projections about future events and are subject to numerous risks and uncertainties, many of which are beyond the control of the Company and Sports One. Actual results may differ materially from those expressed or implied by such forward-looking statements as a result of a variety of factors, including, but not limited to: the price volatility and liquidity of Bitcoin, and the recognition of changes in the fair value of Bitcoin in earnings each period; the risks of the Company's covered-call strategy, including losses on calls exercised in the money, collateral requirements and counterparty risk with respect to Blockchain.com; the Company's lack of revenue from continuing operations and the substantial doubt about its ability to continue as a going concern; the Company's ability to obtain additional financing on acceptable terms, or at all, and to repay, refinance or convert its convertible debentures at or prior to maturity; changes in the fair value of the embedded conversion derivative liabilities associated with the convertible debentures; the risk that the Redomiciliation Transaction is not approved by shareholders or is not completed in a timely manner or at all, or that its expected benefits are not realized; the risk that the parties may be unable to negotiate or execute definitive agreements relating to the proposed Sports One combination, and the risk that, even if definitive agreements are entered into, the proposed Sports One combination may not be approved by shareholders or may not be completed in a timely manner or at all; the failure to satisfy any conditions to closing of the Sports One combination including that the Redomiciliation Transaction shall have been completed; the failure to obtain any required shareholder, regulatory or other approvals, financing arrangements, exchange listing approvals, or other necessary consents; changes in applicable laws, regulations, governmental policies, or market conditions; the occurrence of any event, change, or circumstance that could delay, prevent, or otherwise adversely affect the proposed Redomiciliation Transaction or the proposed Sports One combination; the ability to maintain the listing of securities on Nasdaq or another national securities exchange; the availability of financing; general economic, financial, political, and business conditions; inflation, interest rates, foreign exchange fluctuations, and geopolitical developments; cybersecurity incidents; litigation risks; competition; the ability of Sports One to successfully develop and commercialize its sports intelligence business, or to acquire and integrate minority interests in major sports franchises; the ability to realize anticipated benefits from acquisitions or strategic investments; other risks and uncertainties described under "Risk Factors" in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and in the Redomiciliation Proxy Statement/Prospectus, and other risks and uncertainties that may be identified in other past or future filings made by the parties with the SEC. Any references in this press release to acquisition opportunities, strategic initiatives, expected benefits, or future business or strategic opportunities are based on preliminary assumptions and management expectations that are inherently uncertain and subject to significant business, economic, competitive, regulatory, financing, and market risks. No assurance can be given that any acquisition, strategic initiative, expected benefit, or business plan described in this press release will be achieved. The proposed Sports One combination is currently subject to a non-binding Letter of Intent and there can be no assurance that definitive agreements will be entered into, that the parties will successfully complete their due diligence, or that the proposed business combination will be completed on the terms currently contemplated, within the anticipated timeframe, or at all. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this press release. The Company and Sports One expressly disclaim any obligation or undertaking to update, revise, or publicly release any revisions to any forward-looking statements, whether as a result of new information, future events, changed circumstances, or otherwise, except as required by applicable law.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the Redomiciliation Transaction, Sono Group S.à r.l., a wholly owned subsidiary of the Company, filed with the SEC a registration statement on Form S-4, as amended (Registration No. 333-297478), which was declared effective by the SEC on October 16, 2026, and the definitive proxy statement/prospectus relating thereto, dated October 16, 2026 (the “Redomiciliation Proxy Statement/Prospectus”). The Redomiciliation Proxy Statement/Prospectus will be mailed to the Company’s shareholders of record as of November 13, 2026 in connection with the Special Meeting. The Company urges investors and shareholders to read the Redomiciliation Proxy Statement/Prospectus, as well as other documents filed with the SEC, because they contain important information about the Redomiciliation Transaction.

If a definitive agreement is entered into in connection with the proposed business combination with Sports One, the Company and Sports One will prepare a proxy statement/prospectus (the “Sports One proxy statement/prospectus”) to be filed with the SEC and mailed to the Company’s shareholders. The Company and Sports One urge investors and other interested persons to read, if and when available, the Sports One proxy statement/prospectus, as well as other documents filed with the SEC, because these documents will contain important information about the proposed business combination with Sports One.

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Such persons can also read the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (the “Annual Report”), for a description of the security holdings of its officers and directors and their respective interests as security holders in the consummation of the transactions described in this press release. The Redomiciliation Proxy Statement/Prospectus, the Sports One proxy statement/prospectus (if and when available), and the Annual Report can be obtained, without charge, at the SEC’s website (www.sec.gov).

PARTICIPANTS IN THE SOLICITATION

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s shareholders in connection with the Redomiciliation Transaction. Information regarding the Company’s directors and executive officers and their interests in the Redomiciliation Transaction is set forth in the Redomiciliation Proxy Statement/Prospectus.

The Company and Sports One, and their respective directors, executive officers, and certain other members of management and employees may be deemed participants in any solicitation of proxies from the Company’s shareholders in connection with the proposed business combination with Sports One. Information regarding the Company’s directors and executive officers is contained in the Company’s filings with the SEC. Additional information regarding the interests of such participants in the proposed transaction, which may, in some cases, be different than those of the Company’s and Sports One’s equity holders generally, will be included in any proxy statement, registration statement, prospectus, or other relevant documents filed with the SEC if and when such documents become available.

NO SOLICITATION

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transactions. No proxy solicitation will be made except pursuant to a proxy statement/prospectus filed with the SEC and mailed to the Company's shareholders in accordance with applicable law.

CONTACT:

Press:
press@sonogroupnv.com | ir.sonomotors.com/news-events

Investors:
ir@sonogroupnv.com | ir.sonomotors.com

LinkedIn:
https://www.linkedin.com/company/sonogroupnv

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FINANCIAL RESULTS

(unaudited; amounts in $ thousands, except share and per share data)

CONDENSED CONSOLIDATED BALANCE SHEETS

$k	September 30, 2026	December 31, 2025
ASSETS
Current Assets
Cash	467	205
Digital assets – Bitcoin	4,442	—
Prepaid taxes and VAT receivables	14	—
Prepaid expenses and other current assets	3	—
Assets of discontinued operations held for sale	—	1,407
Total Current Assets	4,926	1,612
Operating lease right-of-use asset	610	—
Deposits	59	59
TOTAL ASSETS	5,595	1,671

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)
Current Liabilities
Accounts payable and accrued expenses	1,850	854
Accrued interest payable	342	—
Convertible notes payable, net	4,376	—
Derivative liabilities, written covered Bitcoin call options	4	—
Operating lease liability, current portion	94	—
Liabilities of discontinued operations held for sale	—	943
Total Current Liabilities	6,666	1,797
Long-Term Liabilities
Operating lease liability, non-current portion	516	—
Total Liabilities	7,182	1,797
Shareholders’ Equity (Deficit)
Preferred Shares	442	456
Ordinary Shares	30	14
High Voting Shares	10	10
Additional paid-in capital	344,059	342,084
Accumulated deficit	(338,535)	(333,390)
Accumulated other comprehensive income (loss)	(7,593)	(9,300)
Total Shareholders’ Equity (Deficit)	(1,587)	(126)
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)	5,595	1,671

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CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

$k	Q3 2026	Q3 2025	9M 2026	9M 2025
Digital asset treasury income (loss), net	729	—	(161)	—
General and administrative expenses	(603)	(797)	(2,896)	(1,995)
Income (Loss) from Operations	126	(797)	(3,057)	(1,995)

Other Income (Expenses)
Gain on change in fair value of debt and derivative instruments	1,079	243	1,541	12,434
Interest expense, including amortization of debt discount	(559)	—	(1,173)	—
Foreign currency gain (loss), net	1	253	1	768
Total other income (expenses), net	521	496	369	13,202

Income (Loss) from Continuing Operations	647	(301)	(2,688)	11,207
Loss from discontinued operations, net of tax	—	(1,054)	(2,457)	(3,784)

NET INCOME (LOSS)	647	(1,355)	(5,145)	7,423

Net income (loss) per share to ordinary and high voting shareholders:
Basic, $	0.32	(0.93)	(2.91)	5.11
Diluted, $ (1)	0.00	(0.93)	(2.91)	(0.54)

Weighted average number of ordinary and high voting shares:
Basic	2,009,771	1,463,101	1,765,767	1,454,361
Diluted	44,056,678	1,463,101	1,765,767	9,206,350

(1)	Diluted net income (loss) per share for the nine months ended September 30, 2025 has been revised from the amounts originally reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, and certain prior-period balances have been revised to correct an immaterial error in the recast of prior-period financial information from euros to U.S. dollars. Effective January 1, 2026, the Company changed its reporting currency from the euro to the U.S. dollar, and prior-period information has been recast into U.S. dollars. See Notes 2 and 13 to the condensed consolidated financial statements in the Form 10-Q for the period ended September 30, 2026.